                                                                    EXHIBIT 10.5


                                FOURTH AMENDMENT

                                       TO

                              FINANCING AGREEMENT

          Fourth Amendment, dated as of June 18, 1998 to the Financing Agreement, dated as of September 25, 1997, as amended and supplemented prior to the date hereof (as so amended and supplemented, the "Financing Agreement"), by and among Norton McNaughton, Inc., a Delaware corporation (the "Company"), Norton McNaughton of Squire, Inc., a New York corporation ("Squire"), Miss Erika, Inc., a Delaware corporation formerly known as ME Acquisition Corp. ("Miss Erika" and together with Squire, each a "Borrower" and collectively, the "Borrowers"), the lenders listed on Schedule I hereto under the captions "Continuing Lenders" (the "Continuing Lenders") and "Departing Lenders" (the "Departing Lenders" and together with the Continuing Lenders, each a "Lender" and collectively the "Lenders"), NationsBanc Commercial Corporation, as collateral agent for the Lenders (in such capacity, the "Collateral Agent") and The CIT Group/Commercial Services, Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

          The Company, the Borrowers, the Lenders and the Agents desire to amend and restate the Financing Agreement to among other things (a) prepay the term loan in full, (b) increase the revolving credit facility to $175,000,000, (c) extend the maturity date of the revolving credit facility to June 18, 2001, (d) add JJ Acquisition Corp. as a Borrower, and (e) add Fleet Bank, NA as the documentation agent, in each case on the terms and conditions hereafter set forth. In addition, the Departing Lenders wish to assign their interests, rights and obligations under the Financing Agreement to the Continuing Lenders and the Continuing Lenders wish to accept such assignments.

          Accordingly, the Company, the Borrowers, the Agents and the Lenders hereby agree as follows:

          1.   Definitions.  All capitalized terms used herein and not otherwise
               -----------
defined herein are used herein as defined in the Financing Agreement as amended and restated by this Fourth Amendment (the Financing Agreement as amended and restated by this Fourth Amendment being called the "Restated Financing Agreement").

          2.   Amendment of the Financing Agreement.  The Financing Agreement
               ------------------------------------
(including all Exhibits and Schedules thereto) is hereby amended and restated to read in its entirety as set forth in Annex A hereto. As used therein, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof", and words of similar import shall, unless the context otherwise requires, mean the Financing Agreement as amended and restated by this Fourth Amendment.

          3.   Assignments.  (a)  On and as of the Amendment Effective Date (as
               -----------
hereafter defined), each of the Departing Lenders shall assign and each of the Continuing Lenders shall purchase, at the principal amount thereof, such interests in the Revolving Credit Loans and Letter of Credit Obligations outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Loans and Letter of Credit Obligations outstanding will be held by the Continuing Lenders ratably in accordance with their Pro Rata Shares in the Revolving Credit Commitment, as set forth in Schedule 1.01A attached to Annex A to this Amendment. Such assignments and purchases shall be without recourse, representation or warranty, except that
(i) each Departing Lender represents that it is the legal and beneficial owner of the interests assigned by it free and clear of any Lien and (ii) paragraphs 2 (other than clauses (i) and (v) thereof), 4 and 5 of Exhibit I to the Existing Financing Agreement are hereby incorporated by reference as if set forth herein and each Departing Lender shall be deemed to have made the representations, warranties and statements of Assignor in such paragraphs and each Continuing Lender shall be deemed to have made the representations, warranties and statements of Assignee in such paragraphs.

               (b) On the Amendment Effective Date (i) each of the Continuing Lenders shall pay the purchase price for the Revolving Credit Loans purchased by it pursuant to paragraph (a) of this Section 3 by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 12:00 noon, New York City time, and (ii) the Administrative Agent shall promptly pay to each Departing Lender, out of the amounts received by it pursuant to clause (i) of this paragraph (b), the purchase price for the interests assigned by it pursuant to such paragraph (a) by wire transfer of immediately available funds to an account designated by such Departing Lender.

               (c) The Company and the Borrowers hereby consent to the assignments and purchases provided for in paragraphs (a) and (b) of this Section 3 and agree that each Continuing Lender shall have all of the rights of a Lender under the Financing Agreement with respect to the interests purchased by it pursuant to such paragraphs. Commencing on the Amendment Effective Date, each Departing Lender will cease to be a party to, and shall be released from its obligations under, the Financing Agreement and the other Loan Documents, and the Departing Lenders shall have no further rights to or interest in any of the Collateral.

               (d) On the Amendment Effective Date the Administrative Agent shall pay to the Departing Lenders all accrued and unpaid interest and fees due to such Departing Lenders pursuant to the terms of the Financing Agent and the Administrative Agent is hereby authorized to charge the Loan Account for such amounts.

          4.   Delivery of Notes.  The Lenders shall deliver to the
               -----------------
Administrative Agent, for delivery to and cancellation by the Borrowers, all Notes issued by the Borrowers and held by the Lenders under the Financing Agreement (collectively, the "Old Notes"), which Old Notes are hereby deemed canceled effective from delivery of the New Notes to the Administrative Agent. The Borrowers (including Jeri-Jo) shall execute and deliver to the Administrative Agent for the account of each Continuing Lender the Notes which such Lender is entitled to receive pursuant to Section 2.04 of the Restated Financing Agreement, in the form of Exhibit A thereto and in the principal amount for each Lender equal to its Revolving Credit Commitment (the "New Notes"). The Administrative Agent shall release and deliver the Old Notes to the Borrowers for cancellation and deliver the New Notes to the Continuing Lenders.

          5.   Conditions to Effectiveness.  This Fourth Amendment shall become
               ---------------------------
effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Amendment Effective Date"):

                    (i) The Agents shall have received counterparts of this Fourth Amendment and the Restated Financing Agreement which bear the signatures of the Company, the Borrowers (including Jeri-Jo) and each of the Lenders, as appropriate.

                    (ii) The Administrative Agent shall have received payment in full of the Term Loan and all accrued interest thereon.

                    (iii) Each of the conditions set forth in Section 5.01 of the Restated Financing Agreement shall be satisfied to the satisfaction of the Agents.

                    (iv) All legal matters incident to this Fourth Amendment and the Restated Financing Agreement shall be satisfactory to the Agents and their counsel.

          6.   Representations and Warranties.  Each of the Company and the
               ------------------------------
Borrowers represents and warrants to the Lenders as follows:

               (a) The execution, delivery and performance by the Company and the Borrowers of this Fourth Amendment and all other documents executed by it in connection with this Fourth Amendment, the execution, delivery and performance by each Borrower of the New Notes and the performance by the Company and the Borrowers of the Restated Financing Agreement (i) have been duly authorized by all necessary corporate action, (ii) do not violate or create a default under the Company's or any Borrower's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting the Company or any Borrower or any of the Company's or such Borrower's properties, and (iii) except as provided in the Loan Documents, do not result in or require the creation of any Lien, upon or with respect to the Company's or any Borrower's property.

               (b) No authorization or approval or other action by, and no notice to or except for filings of UCC-1 Financing Statements and filing in the US Patent and Trademark Office, filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Company or any of the Borrowers of this Amendment and all other documents executed by it in connection with this Fourth Amendment, the execution, delivery and performance by each Borrower of the New Notes and the performance by the Company and the Borrowers of the Restated Financing Agreement.

               (c) This Fourth Amendment and the Restated Financing Agreement and all other documents executed in connection with this Fourth Amendment constitute the legal, valid and binding obligations of the Company and the Borrowers party thereto, enforceable against such Persons in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

          7.   Continued Effectiveness of Financing Agreement.  Each of the
               ----------------------------------------------
Company and the Borrowers hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Restated Financing Agreement, and (ii) confirms and agrees that to the extent that any such Loan Document purports to collaterally assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a Lien on any collateral as security for the Obligations of the Company and the Borrowers from time to time existing in respect of the Existing Financing Agreement and the Loan Documents, such pledge, collateral assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

          8.   Miscellaneous.
               -------------

               a. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

               b. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

               c. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

               d. The Borrowers will pay on demand all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution and delivery of this Fourth Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agents.

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              NORTON MCNAUGHTON, INC.

                              By:________________________________
                              Title:_____________________________

                              NORTON MCNAUGHTON OF SQUIRE, INC.

                              By:________________________________
                              Title:_____________________________

                              MISS ERIKA, INC.

                              By:________________________________
                              Title:_____________________________

                              AGENTS AND LENDERS
                              ------------------

                              THE CIT GROUP/COMMERCIAL SERVICES,
                                INC., as Administrative Agent

                              By:________________________________
                              Title:_____________________________

                              NATIONSBANC COMMERCIAL
                                CORPORATION, as Collateral Agent

                              By:________________________________
                              Title:_____________________________

                              LENDERS
                              -------


                              FLEET BANK, NA

                              By:________________________________

                              Title:_____________________________

                              BANKBOSTON, N.A.

                              By:________________________________
                              Title:_____________________________

                              PNC BANK, NATIONAL ASSOCIATION

                              By:________________________________
                              Title:_____________________________

                              LENDERS
                              -------

                              FLEET BANK, NA

                              By:________________________________

                              Title:_____________________________

                              BANKBOSTON, N.A.

                              By:________________________________
                              Title:_____________________________

                                   SCHEDULE I
                                   ----------


CONTINUING LENDERS
------------------

NationsBanc Commercial Corporation

The CIT Group/Commercial Services, Inc.

Fleet Bank, NA

PNC Bank, National Association

DEPARTING LENDERS
-----------------

Bank Boston, N.A.